                          [LETTERHEAD OF BEAR STEARNS]

                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
                          HOME EQUITY LOAN TRUST 2000-1

                EMC MORTGAGE CORP. -- SELLER AND MASTER SERVICER

                                   [FSA LOGO]

                             COMPUTATIONAL MATERIALS

--------------------------------------------------------------------------------
FAX TO:                                    DATE:

COMPANY:                                   # PAGES (incl. cover):

FAX NO:                                    PHONE NO:
--------------------------------------------------------------------------------
FROM:                                      PHONE NO:
--------------------------------------------------------------------------------

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

GENERAL INFORMATION: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                       BSABS HOME EQUITY LOAN TRUST 2000-1
--------------------------------------------------------------------------------



                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
                         HOME EQUITY LOAN TRUST 2000-1

--------------------------------------------------------------------------------

                             COMPUTATIONAL MATERIALS

                                   [FSA LOGO]

                               [BEAR STEARNS LOGO]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                      BSABS HOME EQUITY LOAN TRUST 2000-1
--------------------------------------------------------------------------------
                           $261,554,000 (APPROXIMATE)
                                 - FSA INSURED -

TRANSACTION SUMMARY(a)

    -------------------------------------------------------------------------------------
                                                                               EXPECTED
     OFFERED          APPROXIMATE                 WAL(c)     DURATION(c)       RATINGS
     CERTIFICATES        SIZE       COUPON(b)    (YEARS)       (YEARS)       (MOODY'S/S&P)
    -------------------------------------------------------------------------------------
    CLASS AF          $96,521,000    Fixed      2.804         2.291            Aaa/AAA
    CLASS AF         $100,000,000              (Sold Through Reverse Inquiry)
    CLASS AV          $65,033,000   Floating    2.425         2.075            Aaa/AAA
                     ------------
    Total            $261,554,000
    -------------------------------------------------------------------------------------

CERTIFICATES:

(a)      See "Prepayment Assumptions" below.
(b)      Coupons may be limited as described in the Prospectus.
(c)      To 10% clean-up call.

DEPOSITOR:                     Bear Stearns Asset Backed Securities, Inc.

ISSUER:                        BSABS Home Equity Loan Trust 2000-1

SELLER AND MASTER SERVICER:    EMC Mortgage Corporation

ORIGINATOR OF COLLATERAL:      IMC Mortgage Company

CREDIT ENHANCER:               Financial Security Assurance, Inc. (FSA) (the "Credit Enhancer")

SOLE MANAGER:                  Bear, Stearns & Co. Inc.

TRUSTEE:                       Bankers Trust Company of California, N.A.

STRUCTURE:                     Bond Insured structure through Financial Security Assurance,
                               Inc. (FSA) with Certificates collateralized by two separate mortgage loan groups. Each loan group will have its own
                               overcollateralization target. Excess spread from each loan group, to the extent not needed by that loan group, will be available to the other loan group to provide credit
                               enhancement.

THE CERTIFICATES:              BSABS Home Equity Loan Trust 2000-1 will issue 2 classes of
                               Home Equity Loan-Backed Certificates, the Class AF
                               Certificates (the "Fixed-Rate Certificates") and Class AV
                               Certificates (the "Adjustable-Rate Certificates" and together with the Fixed-Rate Certificates "the Certificates").

COLLATERAL:                    There will be a total of approximately $269,432,424 of home equity mortgage loans as of the Cut-off Date, consisting of two
                               separate collateral pools. Approximately $204,072,509 of the collateral will consist of first and second lien fixed-rate loans ("Fixed-Rate Group"), and approximately $65,359,915 of the collateral will consist of first lien 6-month LIBOR and
                               2/28, 3/27 and 5/25 LIBOR adjustable-rate loans
                               ("Adjustable-Rate Group").


PREPAYMENT
PRICING ASSUMPTION:            Fixed-Rate Group: 4% CPR -- 25% CPR ramp over 12 months.
                               Adjustable-Rate Group:    30% CPR (flat)


                               [BEAR STEARNS LOGO]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                       BSABS HOME EQUITY LOAN TRUST 2000-1
--------------------------------------------------------------------------------

CERTIFICATE RATE:              Interest will accrue on the Class AF Certificates
                               at a fixed rate during the month prior to the
                               month of the related Payment Date (or from the
                               Cut-off Date to the end of such month in the case
                               of the first Payment Date) based on an assumed
                               year of 360 days, consisting of 12 30-day months.

                               Interest will accrue on the Class AV Certificates from and including the preceding Payment Date (or from the Closing Date in the case of the first
                               Payment Date) to and including the day prior to the then current Payment Date (the "Class AV
                               Accrual Period") at the Class AV Certificate Rate based on the actual number of days elapsed during the Class AV Accrual Period and an assumed year of 360 days.

                               The Class AV Certificate Rate will be equal to the least of (a) 1-month LIBOR + [___]% per annum,
                               (b) the Adjustable Rate Available Funds Cap and
                               (c) [14.00]% per annum, payable monthly.

CUT-OFF DATE:                  January 1, 2000

EXPECTED SETTLEMENT DATE:      January 27, 2000

FIRST PAYMENT DATE:            February 25, 2000

PAYMENT DATES:                 The 25th day of each month or, if such day is
                               not a business day, the next  succeeding  business
                               day, beginning in February 2000.

FORM OF OFFERING:              Book-Entry form same day funds through DTC,
                               Euroclear and CEDEL.

DENOMINATIONS:                 Minimum denominations of $25,000 and multiples
                               of $1,000 thereafter.

ERISA ELIGIBILITY:             The Certificates will be ERISA eligible as of
                               closing. Prospective investors should consult
                               their own counsel with respect to an investment
                               in the offered Certificates.

SMMEA TREATMENT:               The Class AF Certificates will not constitute
                               "mortgage-related securities" for purposes of
                               SMMEA, while the Class AV Certificates will
                               constitute "mortgage-related securities" for
                               purposes of SMMEA.

TAX STATUS:                    REMIC under the Internal Revenue Code.

                          CREDIT ENHANCEMENT

EXCESS INTEREST:               Excess Interest  cashflows from each loan group
                               will be available as credit  enhancement for the
                               related loan group.

OVERCOLLATERALIZATION:         The  credit  enhancement  provisions  of the Trust
                               are intended to provide for the limited
                               acceleration of the Certificates relative to the
                               amortization of the related collateral pool,
                               generally in the early months of the transaction.
                               Accelerated amortization is achieved by applying
                               certain excess interest collected on the
                               collateral to the payment of principal on the
                               related Certificates resulting in the build up of
                               overcollateralization ("O/C"). By paying down the
                               principal balance of the Certificates faster than
                               the principal amortization of the respective loan
                               group, an O/C amount equal to the excess of the
                               aggregate principal balance of the collateral
                               over the principal balance of the related
                               Certificates is created. Excess cash flows will
                               be directed to build each O/C amount until the
                               respective Mortgage Loan Group reaches its
                               required O/C target. Upon this event, the
                               acceleration feature will cease, unless it is
                               once again necessary to maintain the required O/C
                               level.


                            [BEAR STEARNS LOGO]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                       BSABS HOME EQUITY LOAN TRUST 2000-1
--------------------------------------------------------------------------------
             All O/C levels are preliminary and subject to change:

------------------------- ------------------------ ----------------------
                               INITIAL                     TARGET
OFFERED CERTIFICATES    OVERCALLATERALIZATION      OVERCOLLATERALIZATION
-------------------------------------------------------------------------
Class AF                        3.70%                      6.00%
-------------------------------------------------------------------------
Class AV                        0.50%                      5.00%
-------------------------------------------------------------------------

CROSS-COLLATERALIZATION:       Excess spread from each of the two collateral
                               groups, if not needed to credit enhance its own
                               group, will be available to credit enhance the
                               other group.

FSA INSURANCE POLICY:          FSA (the "Certificate  Insurer") will
                               unconditionally and irrevocably guarantee the
                               timely payment of interest and ultimate payment
                               of principal on the Certificates (i.e. after any
                               losses reduce the overcollateralization in both
                               loan groups to zero, FSA will cover the excess,
                               if any, of the Certificate principal balance over
                               the aggregate collateral balance of both loan
                               groups). The Insured Payments do not cover
                               Realized Losses except to the extent that an
                               Overcollateralization Deficit exists. Insured
                               Payments do not cover the Servicer's failure to
                               make Delinquency Advances except to the extent
                               that an Overcollateralization Deficit would
                               otherwise result therefrom. The Insurance Policy
                               is not cancelable for any reason.

FIXED RATE AFC:                All fixed rate coupons are subject to the
                               fixed-rate available funds cap ("Fixed Rate
                               AFC"). The Fixed-Rate AFC is a rate equal to the
                               weighted average gross coupon rate for the
                               Fixed-Rate Group collateral less the servicing
                               fee (50 bps) and the trustee fee (1 bp).

ADJUSTABLE RATE AFC:           All adjustable rate coupons are subject to the
                               adjustable-rate available funds cap ("Adjustable
                               Rate AFC"). The Adjustable-Rate AFC is a rate
                               equal to the weighted average gross coupon rate
                               for the Adjustable-Rate Group collateral less the
                               servicing fee (50 bps), the trustee fee (1 bp)
                               and 50 bps.

INTEREST ACCRUAL:              For the Fixed-Rate Certificates, interest will
                               accrue from the 1st day of the preceding month
                               until the 30th day of that month. For the
                               Adjustable-Rate Certificates, interest will
                               accrue for the first accrual period from the
                               Closing Date and, thereafter, from the preceding
                               Payment Date until the business day preceding the
                               current Payment Date.

PAYMENT DELAY:                 Fixed-Rate Certificates:           24 days
                               Adjustable-Rate Certificates:       0 days

CLEAN-UP CALL:                 The Master Servicer has the option to exercise a
                               call when the aggregate Stated Principal Balance
                               of the mortgage loans is less than or equal to
                               10% of the Aggregate Stated Principal Balance of
                               the mortgage loans as of the Cut-Off Date. The
                               call will be exercised at par plus accrued
                               interest.

COUPON STEP UP:                FIXED RATE CERTIFICATES:
                               If the 10% Clean-Up Call is not exercised, the
                               Class AF coupon shall increase by 50 bps.

                               ADJUSTABLE RATE CERTIFICATES:
                               If the 10% Clean-Up Call is not exercised, the Class AV margin will double.

SHORTFALL REIMBURSEMENT:       If on any Payment Date the Pass-Through Rate on the
                               Adjustable-Rate Certificates is limited by the
                               Adjustable-Rate AFC, the amount of such interest
                               that would have been distributed if the
                               Pass-Through Rate had not been so limited over
                               the amount of interest at the Adjustable-Rate AFC
                               and the aggregate of such shortfalls from
                               previous Payment Dates together with accrued
                               interest at the Pass-Through Rate will be carried
                               forward to the next Payment Date until paid. No
                               interest carryforward will be paid once the
                               related Certificate principal balance has been
                               reduced to zero.

                            [BEAR STEARNS LOGO]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                       BSABS HOME EQUITY LOAN TRUST 2000-1
--------------------------------------------------------------------------------
                                CASHFLOW PRIORITY


FIXED-RATE CERTIFICATES:

                             1)       Repayment of any unrecoverable, unreimbursed
                                      Servicer Advances;

                             2)       Payment of Servicing Fees and Trustee Fees for
                                      the Fixed-Rate Group;

                             3)       From Fixed-Rate Group interest funds, monthly
                                      interest including any interest carryforward to
                                      the Fixed-Rate Certificates;

                             4)       From Fixed-Rate Group principal funds, monthly
                                      principal to the Fixed-Rate Certificates;

                             5)       To pay the Credit Enhancer the accrued and unpaid
                                      premium for the Policy;

                             6)       To reimburse the Credit Enhancer for any prior draws
                                      on the Policy;

                             7)       Excess cashflow to the Fixed-Rate Certificates to
                                      build overcollateralization to the related required
                                      overcollateralization amount;

                             8)       Excess cashflow to pay amounts under item 7 under
                                      "Adjustable-Rate Certificates" below;

                             9)       Excess cashflow to pay the Credit Enhancer for any
                                      other amounts owed; and

                            10)       Any excess cashflow reverts to the holder of the
                                      Class R Certificates.

ADJUSTABLE-RATE CERTIFICATES:

                             1)       Repayment of any unrecoverable, unreimbursed Servicer Advances;

                             2)       Payment of Servicing Fees and Trustee Fees for the Adjustable-Rate Group;

                             3)       From Adjustable-Rate Group interest funds, monthly interest including any interest carryforward to the Adjustable-Rate Certificates;

                             4)       From Adjustable-Rate Group principal funds, monthly principal to the
                                      Adjustable-Rate Certificates;

                             5)       To pay the Credit Enhancer the accrued and unpaid premium for the Policy;

                             6)       To reimburse the Credit Enhancer for any prior draws on the Policy;

                             7)       Excess cashflow to the Adjustable-Rate Certificates to build overcollateralization to the related required overcollateralization amount;

                             8)       Excess cashflow to pay amounts under item 7 under "Fixed-Rate Certificates"
                                      above;

                             9)       Excess cashflow to the Adjustable-Rate Certificates to pay the Adjustable-Rate
                                      Certificate Carryover, if any;

                            10)       Excess cashflow to pay the Credit Enhancer for any other amounts owed; and

                            11)       Any excess cashflow reverts to the holder of the Class R Certificates.



                              [BEAR STEARNS LOGO]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                      BSABS HOME EQUITY LOAN TRUST 2000-1




                              SENSITIVITY TABLES(1)

Class AF (to call)
---------------------------------------------------------------------------------------
CPR- Adjustable-Rate Group             0%      20%      25%      30%       35%      40%
PPC - Fixed-Rate Group                 0%      50%      75%     100%      125%     150%
---------------------------------------------------------------------------------------
Average Life (years)                14.67     5.42     3.75     2.80      2.19     1.77
Modified Duration (years)            8.00     3.89     2.92     2.30      1.86     1.54
First Principal Payment           2/25/00  2/25/00  2/25/00  2/25/00   2/25/00  2/25/00
Last Principal Payment            3/25/27  6/25/13  8/25/09  5/25/07  10/25/05 10/25/04
Principal Lockout (months)              0        0        0        0         0        0
Principal Window (months)             326      161      115       88        69       57
Illustrative Yield @ Par            7.58%    7.51%    7.47%    7.42%     7.37%    7.31%
---------------------------------------------------------------------------------------


Class AV (to call)
---------------------------------------------------------------------------------------
CPR- Adjustable-Rate Group              0%     20%      25%      30%       35%      40%
PPC - Fixed-Rate Group                  0%     50%      75%     100%      125%     150%
---------------------------------------------------------------------------------------
Average Life (years)                20.37     3.90     3.02     2.42      1.99     1.68
Modified Duration (years)           10.63     3.08     2.50     2.07      1.75     1.50
First Principal Payment           2/25/00  2/25/00  2/25/00  2/25/00   2/25/00  2/25/00
Last Principal Payment            3/25/27  6/25/13  8/25/09  5/25/07  10/25/05 10/25/04
Principal Lockout (months)              0        0        0        0         0        0
Principal Window (months)             326      161      115       88        69       57
Illustrative Yield @ Par            6.30%    6.30%    6.30%    6.30%     6.30%    6.30%
---------------------------------------------------------------------------------------







(1) 100% PPC equals 4%-25% CPR ramp over 12 months.

                               [BEAR STEARNS LOGO]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                      BSABS HOME EQUITY LOAN TRUST 2000-1




                             SENSITIVITY TABLES(1)



Class AF (to maturity)
---------------------------------------------------------------------------------------
CPR-Adjustable-Rate Group              0%      20%      25%      30%       35%      40%
PPC - Fixed-Rate Group                 0%      50%      75%     100%      125%     150%
---------------------------------------------------------------------------------------
Average Life (years)                14.73     5.69     4.06     3.07      2.41     1.93
Modified Duration (years)            8.01     3.97     3.06     2.44      1.99     1.65
First Principal Payment           2/25/00  2/25/00  2/25/00  2/25/00   2/25/00  2/25/00
Last Principal Payment           12/25/28  1/25/25  4/25/19 12/25/14   4/25/13 11/25/10
Principal Lockout (months)              0        0        0        0         0        0
Principal Window (months)             347      300      231      179       159      130
Illustrative Yield @ Par            7.58%    7.52%    7.50%    7.46%     7.42%    7.37%
---------------------------------------------------------------------------------------



Class AV (to maturity)
---------------------------------------------------------------------------------------
CPR- Adjustable-Rate Group             0%      20%      25%      30%       35%      40%
PPC - Fixed-Rate Group                 0%      50%      75%     100%      125%     150%
---------------------------------------------------------------------------------------
Average Life (years)                20.53     4.01     3.16     2.57      2.14     1.81
Modified Duration (years)           10.66     3.12     2.57     2.16      1.84     1.58
First Principal Payment           2/25/00  2/25/00  2/25/00  2/25/00   2/25/00  2/25/00
Last Principal Payment            3/25/29  9/25/21  8/25/17  7/25/14   2/25/12  4/25/10
Principal Lockout (months)              0        0        0        0         0        0
Principal Window (months)             350      260      211      174       145      123
Illustrative Yield @ Par            6.30%    6.31%    6.31%    6.31%     6.32%    6.32%
---------------------------------------------------------------------------------------



                               [BEAR STEARNS LOGO]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                       BSABS HOME EQUITY LOAN TRUST 2000-1
--------------------------------------------------------------------------------
(1) 100% PPC equals 4%-25% CPR ramp over 12 months.


--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

                               COLLATERAL SUMMARY

                               (Fixed-Rate Group)

                                           Fixed-Rate Group
                                           ----------------
Cut-Off Date                               January 1, 2000
Total Outstanding Balance:                 $204,072,509.05
Number of Loans:                           2,961
Average Remaining Balance:                 $ 68,920.13 ($940.46-$577,834.39)
Loan Type:                                 100.00% fixed-rate loans
Wtd. Avg. Gross Coupon:                    10.169%  (6.000%-17.900%)
Wtd. Avg. Stated Original Term:            257 months  (60 months-360 months)
Wtd. Avg. Stated Remaining Term:           244 months (42 months-359 months)
Lien Position:                             93.60% first,
                                           6.40% second.
Wtd. Avg. CLTV Ratio:                      75.92% (4.74% - 107.14%)
Property Type:                             87.16% single family,
                                           8.35% 2-4 family,
                                           1.48% duplex,
                                           1.46% man. housing,
                                           1.01% townhouse
                                           0.31% condo,
                                           0.12% mixed use,
                                           0.11% multi-family.

Owner Occupancy:                           93.02% owner occupied,
                                           6.98% non-owner occupied.

Loan Purpose:                              60.42% cash out refi,
                                           23.43% rate/term refi,
                                           16.10% purchase,
                                           0.05% other.

Geographic Distribution:                   CA (10.04%), NY (10.03%), PA (8.81%),
(all states >= 5.00%)                      FL (7.40%), MI (6.17%), IL (5.79%)

Delinquency Status                         95.68% current, 3.29% 30 days,
                                           1.03% 60 days




                               [BEAR STEARNS LOGO]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                       BSABS HOME EQUITY LOAN TRUST 2000-1
--------------------------------------------------------------------------------
(1) 100% PPC equals 4%-25% CPR ramp over 12 months.


--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------



                               COLLATERAL SUMMARY

                             (Adjustable-Rate Group)

                                           Adjustable-Rate Group

Cut-Off Date                  `            January 1, 2000
Total Outstanding Balance:                 $65,359,914.88
Number of Loans:                           688
Average Remaining Balance:                 $94,999.88 ($11,955.47-$666,111.88)
Loan Type:                                 28.18% 6-month LIBOR,
                                           55.04% 2/28 LIBOR,
                                           16.53% 3/27 LIBOR,
                                           0.25% 5/25 LIBOR.
Wtd. Avg. Gross Coupon:                    10.202%  (7.000%-16.000%)
Wtd. Avg. Gross Margin                     6.820%
Wtd. Avg. Max Loan Rate                    16.720%
Wtd. Avg. Stated Original Term:            359 months (180 months-360 months)
Wtd. Avg. Stated Remaining Term:           346 months (165 months-358 months)
Lien Position:                             100.00% first
Wtd. Avg. LTV Ratio:                       75.78%  (30.46%-109.80%)
Property Type:                             90.51% single family,
                                           6.61% 2-4 family,
                                           1.00% duplex,
                                           0.88% man. housing,
                                           0.43% condo,
                                           0.35% multi-family,
                                           0.22% townhouse.

Owner Occupancy:                           90.48% owner occupied,
                                           9.52% non-owner occupied.

Loan Purpose:                              58.80% cash out refi,
                                           24.99% rate/term refi,
                                           16.21% purchase.

Geographic Distribution:                   CA (20.98%), IL (8.23%), OH (6.88%),
(all states >= 5.00%)                      FL (5.90%).

Delinquency Status                         92.88% current, 6.21% 30 days,
                                           0.91% 60 days


                               [BEAR STEARNS LOGO]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                       BSABS HOME EQUITY LOAN TRUST 2000-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

FIXED-RATE LOAN GROUP - CURRENT MORTGAGE LOAN PRINCIPAL BALANCES


 RANGE OF CURRENT MORTGAGE       NUMBER OF               AGGREGATE           PERCENT OF
  LOAN PRINCIPAL BALANCES      MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
----------------------------------------------------------------------------------------
      0.01 -  25,000.00              452                $7,650,497.32              3.75%
----------------------------------------------------------------------------------------
 25,000.01 -  50,000.00              936                35,266,814.74             17.28
----------------------------------------------------------------------------------------
 50,000.01 -  75,000.00              669                41,073,923.77             20.13
----------------------------------------------------------------------------------------
 75,000.01 - 100,000.00              362                31,458,064.55             15.42
----------------------------------------------------------------------------------------
100,000.01 - 125,000.00              201                22,390,830.73             10.97
----------------------------------------------------------------------------------------
125,000.01 - 150,000.00              115                15,664,883.09              7.68
----------------------------------------------------------------------------------------
150,000.01 - 175,000.00               70                11,369,370.22              5.57
----------------------------------------------------------------------------------------
175,000.01 - 200,000.00               43                 8,030,872.98              3.94
----------------------------------------------------------------------------------------
200,000.01 - 225,000.00               31                 6,589,230.80              3.23
----------------------------------------------------------------------------------------
225,000.01 - 250,000.00               20                 4,746,301.62              2.33
----------------------------------------------------------------------------------------
250,000.01 - 275,000.00               15                 3,967,766.10              1.94
----------------------------------------------------------------------------------------
275,000.01 - 300,000.00               13                 3,753,707.01              1.84
----------------------------------------------------------------------------------------
300,000.01 - 325,000.00               14                 4,375,296.52              2.14
----------------------------------------------------------------------------------------
325,000.01 - 350,000.00                7                 2,359,590.96              1.16
----------------------------------------------------------------------------------------
350,000.01 - 375,000.00                4                 1,445,923.26              0.71
----------------------------------------------------------------------------------------
375,000.01 - 400,000.00                3                 1,169,560.95              0.57
----------------------------------------------------------------------------------------
400,000.01 - 425,000.00                1                   424,081.41              0.21
----------------------------------------------------------------------------------------
425,000.01 - 450,000.00                3                 1,300,677.14              0.64
----------------------------------------------------------------------------------------
450,000.01 +                           2                 1,035,115.88              0.51
----------------------------------------------------------------------------------------
                                   2,961              $204,072,509.05            100.00%
                              ----------------------------------------------------------


                               [BEAR STEARNS LOGO]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                       BSABS HOME EQUITY LOAN TRUST 2000-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

FIXED-RATE LOAN GROUP - MORTGAGE RATES

                                 NUMBER OF               AGGREGATE           PERCENT OF
RANGE OF MORTGAGE RATES        MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
---------------------------------------------------------------------------------------
    5.501  -   6.000                  4                 $233,580.62               0.11%
---------------------------------------------------------------------------------------
    6.001  -   6.500                 10                1,716,043.08               0.84
---------------------------------------------------------------------------------------
    6.501  -   7.000                 19                2,325,951.45               1.14
---------------------------------------------------------------------------------------
    7.001  -   7.500                 23                2,693,318.92               1.32
---------------------------------------------------------------------------------------
    7.501  -   8.000                 60                8,728,130.37               4.28
---------------------------------------------------------------------------------------
    8.001  -   8.500                103               11,309,310.48               5.54
---------------------------------------------------------------------------------------
    8.501  -   9.000                266               24,126,314.04              11.82
---------------------------------------------------------------------------------------
    9.001  -   9.500                265               19,558,477.71               9.58
---------------------------------------------------------------------------------------
    9.501  -  10.000                482               37,613,863.97              18.43
---------------------------------------------------------------------------------------
   10.001  -  10.500                294               20,941,565.58              10.26
---------------------------------------------------------------------------------------
   10.501  -  11.000                412               24,945,248.97              12.22
---------------------------------------------------------------------------------------
   11.001  -  11.500                233               13,112,565.09               6.43
---------------------------------------------------------------------------------------
   11.501  -  12.000                265               14,059,262.84               6.89
---------------------------------------------------------------------------------------
   12.001  -  12.500                147                6,575,411.40               3.22
---------------------------------------------------------------------------------------
   12.501  -  13.000                154                7,517,177.93               3.68
---------------------------------------------------------------------------------------
   13.001  -  13.500                 73                3,958,333.74               1.94
---------------------------------------------------------------------------------------
   13.501  -  14.000                 68                2,695,574.32               1.32
---------------------------------------------------------------------------------------
   14.001  -  14.500                 24                  735,401.03               0.36
---------------------------------------------------------------------------------------
   14.501  -  15.000                 32                  550,342.01               0.27
---------------------------------------------------------------------------------------
   15.001  -  15.500                 12                  307,910.46               0.15
---------------------------------------------------------------------------------------
   15.501  -  16.000                 10                  268,583.76               0.13
---------------------------------------------------------------------------------------
   16.001  -  16.500                  1                   14,449.13               0.01
---------------------------------------------------------------------------------------
   16.501  -  17.000                  3                   74,299.87               0.04
---------------------------------------------------------------------------------------
   17.501  -  18.000                  1                   11,392.28               0.01
---------------------------------------------------------------------------------------
                                  2,961             $204,072,509.05             100.00%
                              ---------------------------------------------------------

                               [BEAR STEARNS LOGO]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                       BSABS HOME EQUITY LOAN TRUST 2000-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

FIXED-RATE LOAN GROUP - REMAINING MONTHS TO STATED MATURITY

                                 NUMBER OF               AGGREGATE           PERCENT OF
REMAINING TERM (MONTHS)        MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
---------------------------------------------------------------------------------------
      0  -   48                         1                  $46,728.84             0.02%
---------------------------------------------------------------------------------------
     49  -   60                         5                  147,587.61             0.07
---------------------------------------------------------------------------------------
     61  -  120                       120                3,142,702.55             1.54
---------------------------------------------------------------------------------------
    121  -  180                     1,529               99,912,365.72            48.96
---------------------------------------------------------------------------------------
    181  -  240                       297               16,591,620.99             8.13
---------------------------------------------------------------------------------------
    241  -  300                        56                4,002,355.21             1.96
---------------------------------------------------------------------------------------
    301  -  360                       953               80,229,148.13            39.31
---------------------------------------------------------------------------------------
                                    2,961             $204,072,509.05           100.00%
                              ---------------------------------------------------------



FIXED-RATE LOAN GROUP - LOAN-TO-VALUE RATIOS


     RANGE OF                    NUMBER OF               AGGREGATE           PERCENT OF
LOAN-TO-VALUE RATIOS           MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
---------------------------------------------------------------------------------------
      0  -   10.00                     2                   $72,252.16             0.04%
---------------------------------------------------------------------------------------
  10.01  -   20.00                     8                   212,769.31             0.10
---------------------------------------------------------------------------------------
  20.01  -   25.00                    15                   342,501.94             0.17
---------------------------------------------------------------------------------------
  25.01  -   30.00                    12                   299,522.29             0.15
---------------------------------------------------------------------------------------
  30.01  -   40.00                    4                  1,353,673.43             0.66
---------------------------------------------------------------------------------------
  40.01  -   50.00                   134                 5,712,548.62             2.80
---------------------------------------------------------------------------------------
  50.01  -   60.00                   212                 9,534,992.04             4.67
---------------------------------------------------------------------------------------
  60.01  -   70.00                   633                34,871,072.41            17.09
---------------------------------------------------------------------------------------
  70.01  -   80.00                 1,343               101,372,508.19            49.67
---------------------------------------------------------------------------------------
  80.01  -   90.00                   503                45,282,516.02            22.19
---------------------------------------------------------------------------------------
  90.01  -  100.00                    53                 4,748,864.91             2.33
---------------------------------------------------------------------------------------
 100.01  -  110.00                     2                   269,287.73             0.13
---------------------------------------------------------------------------------------
                                   2,961              $204,072,509.05           100.00%
                              ---------------------------------------------------------



                               [BEAR STEARNS LOGO]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 14








                       BSABS HOME EQUITY LOAN TRUST 2000-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

FIXED-RATE LOAN GROUP - CREDIT SCORES (PER IMC GUIDELNES)


                                 NUMBER OF               AGGREGATE           PERCENT OF
CREDIT SCORE                   MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
---------------------------------------------------------------------------------------
    N/A                                1                   $63,799.16             0.03%
---------------------------------------------------------------------------------------
     A                             1,329               104,359,472.52            51.14
---------------------------------------------------------------------------------------
     B                               769                52,377,043.72            25.67
---------------------------------------------------------------------------------------
     C                               702                39,683,344.84            19.45
---------------------------------------------------------------------------------------
     D                               160                 7,588,848.81             3.72
---------------------------------------------------------------------------------------
                                   2,961              $204,072,509.05           100.00%
                              ---------------------------------------------------------

FIXED-RATE LOAN GROUP - LOAN PURPOSE

                                 NUMBER OF               AGGREGATE           PERCENT OF
LOAN PURPOSE                   MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
---------------------------------------------------------------------------------------
    Cashout                        1,944              $123,290,015.29            60.41%
---------------------------------------------------------------------------------------
      N/A                              1                    63,799.16             0.03
---------------------------------------------------------------------------------------
New Construction                       1                    47,042.25             0.02
---------------------------------------------------------------------------------------
    Purchase                         380                32,849,447.24            16.10
---------------------------------------------------------------------------------------
   Rate/Term                         635                47,822,205.11            23.43
---------------------------------------------------------------------------------------
                                   2,961              $204,072,509.05           100.00%
                              ---------------------------------------------------------


                               [BEAR STEARNS LOGO]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 15









                       BSABS HOME EQUITY LOAN TRUST 2000-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

FIXED-RATE LOAN GROUP - PROPERTY TYPE


                                 NUMBER OF               AGGREGATE           PERCENT OF
PROPERTY TYPE                  MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
---------------------------------------------------------------------------------------
     N/A                                1                  $63,799.16             0.03%
---------------------------------------------------------------------------------------
  2-4 Family                          216               17,039,425.57             8.35
---------------------------------------------------------------------------------------
    Condo                               9                  632,071.75             0.31
---------------------------------------------------------------------------------------
    Duplex                             49                3,017,533.27             1.48
---------------------------------------------------------------------------------------
 Multi-Family                           2                  226,342.69             0.11
---------------------------------------------------------------------------------------
Manuf. Housing                         57                2,979,033.65             1.46
---------------------------------------------------------------------------------------
  Mixed Use                             3                  234,867.37             0.12
---------------------------------------------------------------------------------------
 SF Attached                          101                4,380,452.67             2.15
---------------------------------------------------------------------------------------
 SF Detached                        2,486              173,444,109.54            84.99
---------------------------------------------------------------------------------------
  Townhouse                            37                2,054,873.38             1.01
---------------------------------------------------------------------------------------
                                    2,961             $204,072,509.05           100.00%
                              ---------------------------------------------------------

FIXED-RATE LOAN GROUP - OCCUPANCY TYPE

                                 NUMBER OF               AGGREGATE           PERCENT OF
OCCUPANCY TYPE                 MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
----------------------------------------------------------------------------------------
 Second Home                           19               $1,319,411.47              0.65%
----------------------------------------------------------------------------------------
 Investment                           257               12,924,526.28              6.33
----------------------------------------------------------------------------------------
   Owner                            2,685              189,828,571.30             93.02
----------------------------------------------------------------------------------------
                                    2,961             $204,072,509.05            100.00%
                              ----------------------------------------------------------


                               [BEAR STEARNS LOGO]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                       BSABS HOME EQUITY LOAN TRUST 2000-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

FIXED-RATE LOAN GROUP - STATE DISTRIBUTION

                                 NUMBER OF               AGGREGATE           PERCENT OF
   STATE                       MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
---------------------------------------------------------------------------------------
    AK                                  2                 $110,205.85             0.05%
---------------------------------------------------------------------------------------
    AR                                 28                1,076,329.19             0.53
---------------------------------------------------------------------------------------
    AZ                                 16                1,148,176.30             0.56
---------------------------------------------------------------------------------------
    CA                                142               20,491,328.18            10.04
---------------------------------------------------------------------------------------
    CO                                 39                2,883,349.54             1.41
---------------------------------------------------------------------------------------
    CT                                 32                2,930,552.64             1.44
---------------------------------------------------------------------------------------
    DC                                  2                  105,563.38             0.05
---------------------------------------------------------------------------------------
    DE                                 29                1,611,255.38             0.79
---------------------------------------------------------------------------------------
    FL                                229               15,107,440.15             7.40
---------------------------------------------------------------------------------------
    GA                                 74                4,427,329.33             2.17
---------------------------------------------------------------------------------------
    HI                                  1                  167,459.41             0.08
---------------------------------------------------------------------------------------
    IA                                 19                  927,582.22             0.45
---------------------------------------------------------------------------------------
    ID                                  4                  336,417.70             0.16
---------------------------------------------------------------------------------------
    IL                                158               11,824,945.01             5.79
---------------------------------------------------------------------------------------
    IN                                120                5,542,947.07             2.72
---------------------------------------------------------------------------------------
    KS                                 21                1,006,995.67             0.49
---------------------------------------------------------------------------------------
    KY                                 20                1,258,295.91             0.62
---------------------------------------------------------------------------------------
    LA                                 44                2,316,257.49             1.14
---------------------------------------------------------------------------------------
    MA                                 69                6,414,943.03             3.14
---------------------------------------------------------------------------------------
    MD                                113                8,580,283.31             4.20
---------------------------------------------------------------------------------------
    ME                                  9                  390,598.05             0.19
---------------------------------------------------------------------------------------
    MI                                222               12,590,304.78             6.17
---------------------------------------------------------------------------------------
    MN                                 16                1,085,974.82             0.53
---------------------------------------------------------------------------------------
    MO                                 50                2,310,292.56             1.13
---------------------------------------------------------------------------------------
    MS                                 18                  877,447.07             0.43
---------------------------------------------------------------------------------------
    MT                                  1                   73,875.60             0.04
---------------------------------------------------------------------------------------
    NC                                151                9,028,760.92             4.42
---------------------------------------------------------------------------------------
    ND                                  2                  143,332.23             0.07
---------------------------------------------------------------------------------------
    NE                                 20                1,045,841.44             0.51
---------------------------------------------------------------------------------------
    NH                                 10                  713,476.58             0.35
---------------------------------------------------------------------------------------
    NJ                                 69                6,523,278.77             3.20
---------------------------------------------------------------------------------------
    NM                                 11                  669,883.41             0.33
---------------------------------------------------------------------------------------
    NV                                  8                1,044,586.44             0.51
---------------------------------------------------------------------------------------
    NY                                254               20,466,836.25            10.03
---------------------------------------------------------------------------------------
    OH                                156                8,867,723.33             4.35
---------------------------------------------------------------------------------------
    OK                                 24                1,377,803.89             0.68
---------------------------------------------------------------------------------------
    OR                                 18                2,063,654.12             1.01
---------------------------------------------------------------------------------------
    PA                                354               17,981,146.37             8.81
---------------------------------------------------------------------------------------
    RI                                 14                1,025,738.80             0.50
---------------------------------------------------------------------------------------
    SC                                 71                4,341,740.30             2.13
---------------------------------------------------------------------------------------
    TN                                 69                4,533,891.37             2.22
---------------------------------------------------------------------------------------
    TX                                 79                5,543,944.31             2.72
---------------------------------------------------------------------------------------
    UT                                 22                2,314,570.27             1.13
---------------------------------------------------------------------------------------
    VA                                 81                5,028,753.66             2.46
---------------------------------------------------------------------------------------
    VT                                  5                  246,887.99             0.12
---------------------------------------------------------------------------------------
    WA                                 30                3,980,475.37             1.95
---------------------------------------------------------------------------------------
    WI                                 17                  554,258.78             0.27
---------------------------------------------------------------------------------------
    WV                                 12                  798,849.76             0.39
---------------------------------------------------------------------------------------
    WY                                  6                  180,925.05             0.09
---------------------------------------------------------------------------------------
                                    2,961             $204,072,509.05           100.00%
                              ---------------------------------------------------------


                               [BEAR STEARNS LOGO]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                       BSABS HOME EQUITY LOAN TRUST 2000-1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

FIXED-RATE LOAN GROUP - LIEN POSITION

                                 NUMBER OF               AGGREGATE           PERCENT OF
LIEN POSITION                  MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
---------------------------------------------------------------------------------------
    First                           2,574             $191,002,471.43            93.60%
---------------------------------------------------------------------------------------
    Second                            387               13,070,037.62             6.40
---------------------------------------------------------------------------------------
                                    2,961             $204,072,509.05           100.00%
                              ---------------------------------------------------------

ADJUSTABLE-RATE LOAN GROUP - MORTGAGE LOAN PRINCIPAL BALANCE

RANGE OF MORTGAGE LOAN           NUMBER OF               AGGREGATE           PERCENT OF
  PRINCIPAL BALANCES           MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
---------------------------------------------------------------------------------------
      0.01  -    25,000.00             33                $652,432.74              1.00%
---------------------------------------------------------------------------------------
 25,000.01  -    50,000.00            158               6,218,471.89              9.51
---------------------------------------------------------------------------------------
 50,000.01  -    75,000.00            175              10,852,718.04             16.60
---------------------------------------------------------------------------------------
 75,000.01  -   100,000.00            100               8,733,747.27             13.36
---------------------------------------------------------------------------------------
100,000.01  -   125,000.00             84               9,382,873.04             14.36
---------------------------------------------------------------------------------------
125,000.01  -   150,000.00             36               5,012,626.61              7.67
---------------------------------------------------------------------------------------
150,000.01  -   175,000.00             24               3,838,419.85              5.87
---------------------------------------------------------------------------------------
175,000.01  -   200,000.00             20               3,702,482.75              5.66
---------------------------------------------------------------------------------------
200,000.01  -   225,000.00             21               4,437,687.86              6.79
---------------------------------------------------------------------------------------
225,000.01  -   250,000.00              6               1,445,216.59              2.21
---------------------------------------------------------------------------------------
250,000.01  -   275,000.00              9               2,346,626.10              3.59
---------------------------------------------------------------------------------------
275,000.01  -   300,000.00              2                 582,370.38              0.89
---------------------------------------------------------------------------------------
300,000.01  -   325,000.00              2                 624,787.17              0.96
---------------------------------------------------------------------------------------
325,000.01  -   350,000.00              4               1,372,990.49              2.10
---------------------------------------------------------------------------------------
350,000.01  -   375,000.00              4               1,422,176.00              2.18
---------------------------------------------------------------------------------------
375,000.01  -   400,000.00              4               1,568,497.56              2.40
---------------------------------------------------------------------------------------
450,000.01  +                           6               3,165,790.53              4.84
---------------------------------------------------------------------------------------
                                      688             $65,359,914.88            100.00%
                              ---------------------------------------------------------


                               [BEAR STEARNS LOGO]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                       BSABS HOME EQUITY LOAN TRUST 2000-1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

ADJUSTABLE-RATE LOAN GROUP - MORTGAGE RATES

                                 NUMBER OF               AGGREGATE           PERCENT OF
RANGE OF MORTGAGE RATES        MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
---------------------------------------------------------------------------------------
 6.501  -   7.000                       1                $393,255.30              0.60%
---------------------------------------------------------------------------------------
 7.001  -   7.500                       7               1,161,424.84              1.78
---------------------------------------------------------------------------------------
 7.501  -   8.000                      19               3,499,290.46              5.35
---------------------------------------------------------------------------------------
 8.001  -   8.500                      30               3,122,627.17              4.78
---------------------------------------------------------------------------------------
 8.501  -   9.000                      43               6,540,863.93             10.01
---------------------------------------------------------------------------------------
 9.001  -   9.500                      78               9,778,900.07             14.96
---------------------------------------------------------------------------------------
 9.501  -  10.000                     110              10,488,125.64             16.05
---------------------------------------------------------------------------------------
10.001  -  10.500                      67               6,013,121.28              9.20
---------------------------------------------------------------------------------------
10.501  -  11.000                      81               8,404,575.43             12.86
---------------------------------------------------------------------------------------
11.001  -  11.500                      59               4,377,677.65              6.70
---------------------------------------------------------------------------------------
11.501  -  12.000                      52               3,454,228.12              5.28
---------------------------------------------------------------------------------------
12.001  -  12.500                      31               2,417,308.48              3.70
---------------------------------------------------------------------------------------
12.501  -  13.000                      34               2,212,685.84              3.39
---------------------------------------------------------------------------------------
13.001  -  13.500                      29               1,479,145.38              2.26
---------------------------------------------------------------------------------------
13.501  -  14.000                      17                 844,623.14              1.29
---------------------------------------------------------------------------------------
14.001  -  14.500                      14                 614,534.54              0.94
---------------------------------------------------------------------------------------
14.501  -  15.000                      10                 320,775.56              0.49
---------------------------------------------------------------------------------------
15.001  -  15.500                       3                 107,868.24              0.17
---------------------------------------------------------------------------------------
15.501  -  16.000                       3                 128,883.81              0.20
---------------------------------------------------------------------------------------
                                      688             $65,359,914.88            100.00%
                              ---------------------------------------------------------




                               [BEAR STEARNS LOGO]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                       BSABS HOME EQUITY LOAN TRUST 2000-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

ADJUSTABLE-RATE LOAN GROUP - REMAINING MONTHS TO STATED MATURITY

                                 NUMBER OF               AGGREGATE           PERCENT OF
REMAINING TERM (MONTHS)        MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
---------------------------------------------------------------------------------------
     121  -  180                        2                 $84,495.71              0.13%
---------------------------------------------------------------------------------------
     181  -  240                        1                  54,241.32              0.08
---------------------------------------------------------------------------------------
     301  -  360                      685              65,221,177.84             99.79
---------------------------------------------------------------------------------------
                                      688             $65,359,914.88            100.00%
                                -------------------------------------------------------

ADJUSTABLE-RATE LOAN GROUP - LOAN-TO-VALUE RATIO

      RANGE OF                   NUMBER OF               AGGREGATE           PERCENT OF
LOAN-TO-VALUE RATIOS           MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
---------------------------------------------------------------------------------------
  30.01  -   40.00                      8                $426,522.87              0.65%
---------------------------------------------------------------------------------------
  40.01  -   50.00                     19                 829,232.90               1.27
---------------------------------------------------------------------------------------
  50.01  -   60.00                     51               2,714,284.79               4.15
---------------------------------------------------------------------------------------
  60.01  -   70.00                    172              13,988,091.63              21.40
---------------------------------------------------------------------------------------
  70.01  -   80.00                    330              34,429,871.41              52.68
---------------------------------------------------------------------------------------
  80.01  -   90.00                     98              11,834,341.53              18.11
---------------------------------------------------------------------------------------
  90.01  -  100.00                      7                 661,861.01               1.01
---------------------------------------------------------------------------------------
 100.01  -  110.00                      3                 475,708.73               0.73
---------------------------------------------------------------------------------------
                                      688             $65,359,914.88            100.00%
                                -------------------------------------------------------

                               [BEAR STEARNS LOGO]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                       BSABS HOME EQUITY LOAN TRUST 2000-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

ADJUSTABLE-RATE LOAN GROUP - CREDIT SCORES (PER IMC GUIDELINES)

                                 NUMBER OF               AGGREGATE           PERCENT OF
RANGE OF CREDIT SCORE          MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
---------------------------------------------------------------------------------------
         A                            183             $21,709,627.45             33.22%
---------------------------------------------------------------------------------------
         B                            157              16,844,373.59             25.77
---------------------------------------------------------------------------------------
         C                            242              17,879,490.81             27.36
---------------------------------------------------------------------------------------
         D                            106               8,926,423.02             13.66
---------------------------------------------------------------------------------------
                                      688             $65,359,914.88            100.00%
                                -------------------------------------------------------

ADJUSTABLE-RATE LOAN GROUP - LOAN PURPOSE

                                 NUMBER OF               AGGREGATE           PERCENT OF
LOAN PURPOSE                   MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
---------------------------------------------------------------------------------------
  Cashout                             416             $38,436,913.53             58.81%
---------------------------------------------------------------------------------------
  Purchase                            112              10,592,123.78             16.21
---------------------------------------------------------------------------------------
 Rate/Term                            160              16,330,877.57             24.99
---------------------------------------------------------------------------------------
                                      688             $65,359,914.88            100.00%
                                -------------------------------------------------------


                               [BEAR STEARNS LOGO]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                       BSABS HOME EQUITY LOAN TRUST 2000-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

ADJUSTABLE-RATE LOAN GROUP - PROPERTY TYPE

                                 NUMBER OF               AGGREGATE           PERCENT OF
PROPERTY TYPE                  MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
---------------------------------------------------------------------------------------
  2-4 Family                           37              $4,321,778.68              6.61%
---------------------------------------------------------------------------------------
    Condo                               4                 279,870.55              0.43
---------------------------------------------------------------------------------------
    Duplex                             10                 656,357.91              1.00
---------------------------------------------------------------------------------------
 Multi-Family                           3                 229,860.60              0.35
---------------------------------------------------------------------------------------
Manuf. Housing                          8                 577,944.81              0.88
---------------------------------------------------------------------------------------
 SF Attached                            4                 338,486.02              0.52
---------------------------------------------------------------------------------------
 SF Detached                          619              58,812,447.08             89.98
---------------------------------------------------------------------------------------
  Townhouse                             3                 143,169.23              0.22
---------------------------------------------------------------------------------------
                                      688             $65,359,914.88            100.00%
                                -------------------------------------------------------


ADJUSTABLE-RATE LOAN GROUP - OCCUPANCY TYPE

                                 NUMBER OF               AGGREGATE           PERCENT OF
OCCUPANCY TYPE                 MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
---------------------------------------------------------------------------------------
  2nd Home                              4                $226,252.92              0.35%
---------------------------------------------------------------------------------------
 Investment                            76               5,993,380.51              9.17
---------------------------------------------------------------------------------------
   Owner                              608              59,140,281.45             90.48
---------------------------------------------------------------------------------------
                                      688             $65,359,914.88            100.00%
                                -------------------------------------------------------


                               [BEAR STEARNS LOGO]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                       BSABS HOME EQUITY LOAN TRUST 2000-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

ADJUSTABLE-RATE LOAN GROUP - STATE DISTRIBUTION

                                 NUMBER OF               AGGREGATE           PERCENT OF
    STATE                      MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
---------------------------------------------------------------------------------------
      AZ                                8                $658,624.63              1.01%
---------------------------------------------------------------------------------------
      CA                               77              13,709,300.75             20.98
---------------------------------------------------------------------------------------
      CO                               19               1,781,440.38              2.73
---------------------------------------------------------------------------------------
      CT                                9                 859,024.90              1.31
---------------------------------------------------------------------------------------
      FL                               37               3,855,394.77              5.90
---------------------------------------------------------------------------------------
      GA                               18               1,815,339.82              2.78
---------------------------------------------------------------------------------------
      IA                                6                 337,734.39              0.52
---------------------------------------------------------------------------------------
      ID                                4                 277,449.20              0.42
---------------------------------------------------------------------------------------
      IL                               56               5,382,377.32              8.23
---------------------------------------------------------------------------------------
      IN                               32               1,789,228.49              2.74
---------------------------------------------------------------------------------------
      KS                               10                 347,251.53              0.53
---------------------------------------------------------------------------------------
      KY                                5                 227,524.03              0.35
---------------------------------------------------------------------------------------
      LA                                2                 503,525.35              0.77
---------------------------------------------------------------------------------------
      MA                               14               2,126,830.07              3.25
---------------------------------------------------------------------------------------
      MD                               14               1,286,409.90              1.97
---------------------------------------------------------------------------------------
      ME                                1                  56,738.02              0.09
---------------------------------------------------------------------------------------
      MI                               62               3,149,538.09              4.82
---------------------------------------------------------------------------------------
      MN                               20               1,551,770.67              2.37
---------------------------------------------------------------------------------------
      MO                                2                  84,759.79              0.13
---------------------------------------------------------------------------------------
      MS                                1                  35,880.56              0.05
---------------------------------------------------------------------------------------
      NC                               23               1,575,642.09              2.41
---------------------------------------------------------------------------------------
      NE                                1                  49,806.45              0.08
---------------------------------------------------------------------------------------
      NJ                               14               1,541,012.85              2.36
---------------------------------------------------------------------------------------
      NM                                5                 439,326.43              0.67
---------------------------------------------------------------------------------------
      NV                                9               1,014,626.78              1.55
---------------------------------------------------------------------------------------
      NY                               39               3,177,819.34              4.86
---------------------------------------------------------------------------------------
      OH                               66               4,495,794.92              6.88
---------------------------------------------------------------------------------------
      OK                                4                 196,696.93              0.30
---------------------------------------------------------------------------------------
      OR                               12               1,942,152.55              2.97
---------------------------------------------------------------------------------------
      PA                               30               2,752,923.17              4.21
---------------------------------------------------------------------------------------
      RI                                2                 191,204.59              0.29
---------------------------------------------------------------------------------------
      SC                                6                 737,975.28              1.13
---------------------------------------------------------------------------------------
      TN                                5                 250,680.74              0.38
---------------------------------------------------------------------------------------
      TX                               16               1,649,425.53              2.52
---------------------------------------------------------------------------------------
      UT                               18               1,843,895.18              2.82
---------------------------------------------------------------------------------------
      VA                                8                 592,399.98              0.91
---------------------------------------------------------------------------------------
      WA                               16               2,073,167.61              3.17
---------------------------------------------------------------------------------------
      WI                                9                 530,367.52              0.81
---------------------------------------------------------------------------------------
      WV                                6                 247,408.97              0.38
---------------------------------------------------------------------------------------
      WY                                2                 221,445.30              0.34
---------------------------------------------------------------------------------------
                                      688             $65,359,914.88            100.00%
                                -------------------------------------------------------

                               [BEAR STEARNS LOGO]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                       BSABS HOME EQUITY LOAN TRUST 2000-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

ADJUSTABLE-RATE LOAN GROUP - LIEN POSITION

                                 NUMBER OF               AGGREGATE           PERCENT OF
 LIEN POSITION                 MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
---------------------------------------------------------------------------------------
     First                            688              $65,359,914.88            100.00%
----------------------------------------------------------------------------------------
                                      688              $65,359,914.88            100.00%
                                --------------------------------------------------------

ADJUSTABLE-RATE LOAN GROUP - FIXED RATE PERIOD

                                 NUMBER OF               AGGREGATE           PERCENT OF
FIXED RATE PERIOD (MONTHS)     MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
---------------------------------------------------------------------------------------
           0                          245             $18,418,898.91             28.18%
---------------------------------------------------------------------------------------
          23                            1                  80,341.60              0.12
---------------------------------------------------------------------------------------
          24                          339              35,450,260.27             54.24
---------------------------------------------------------------------------------------
          25                            4                 444,826.70              0.68
---------------------------------------------------------------------------------------
          36                           98              10,805,217.97             16.53
---------------------------------------------------------------------------------------
          60                            1                 160,369.43              0.25
---------------------------------------------------------------------------------------
                                      688             $65,359,914.88            100.00%
                                -------------------------------------------------------

ADJUSTABLE-RATE LOAN GROUP - GROSS MARGIN

                                 NUMBER OF               AGGREGATE           PERCENT OF
RANGE OF GROSS MARGINS         MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
---------------------------------------------------------------------------------------
   0.001  -   4.000                    11              $1,103,191.82              1.69%
---------------------------------------------------------------------------------------
   4.001  -   5.000                    15               1,243,146.39              1.90
---------------------------------------------------------------------------------------
   5.001  -   6.000                   140              16,303,873.14             24.94
---------------------------------------------------------------------------------------
   6.001  -   7.000                   247              27,238,143.75             41.67
---------------------------------------------------------------------------------------
   7.001  -   8.000                   124               9,733,526.39             14.89
---------------------------------------------------------------------------------------
   8.001  -   9.000                    92               5,278,928.73              8.08
---------------------------------------------------------------------------------------
   9.001  -  10.000                    32               1,906,614.71              2.92
---------------------------------------------------------------------------------------
  10.001  -  11.000                    12               1,419,816.88              2.17
---------------------------------------------------------------------------------------
  11.001  -  12.000                    11                 625,214.25              0.96
---------------------------------------------------------------------------------------
  12.001  -  13.000                     3                 388,126.50              0.59
---------------------------------------------------------------------------------------
  13.001  +                             1                 119,332.31              0.18
---------------------------------------------------------------------------------------
                                      688             $65,359,914.88            100.00%
                                -------------------------------------------------------


                               [BEAR STEARNS LOGO]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                       BSABS HOME EQUITY LOAN TRUST 2000-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

ADJUSTABLE-RATE LOAN GROUP - MINIMUM MORTGAGE RATES

       RANGE OF                  NUMBER OF               AGGREGATE           PERCENT OF
MINIMUM MORTGAGE RATES         MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
---------------------------------------------------------------------------------------
   1.000  -   5.000                     6                $318,199.79              0.49%
---------------------------------------------------------------------------------------
   5.001  -   6.000                    17               1,548,609.96              2.37
---------------------------------------------------------------------------------------
   6.001  -   7.000                    30               3,383,909.32              5.18
---------------------------------------------------------------------------------------
   7.001  -   8.000                    51               7,628,947.01             11.67
---------------------------------------------------------------------------------------
   8.001  -   9.000                    93              10,785,595.77             16.50
---------------------------------------------------------------------------------------
   9.001  -  10.000                   179              18,776,126.42             28.73
---------------------------------------------------------------------------------------
  10.001  -  11.000                   130              11,792,875.87             18.04
---------------------------------------------------------------------------------------
  11.001  -  12.000                   105               7,124,676.24             10.90
---------------------------------------------------------------------------------------
  12.001  -  13.000                    44               2,609,458.71              3.99
---------------------------------------------------------------------------------------
  13.001  -  14.000                    24               1,085,064.01              1.66
---------------------------------------------------------------------------------------
  14.001  -  15.000                     9                 306,451.78              0.47
---------------------------------------------------------------------------------------
                                      688             $65,359,914.88            100.00%
                                -------------------------------------------------------

ADJUSTABLE-RATE LOAN GROUP - MAXIMUM MORTGAGE RATES

       RANGE OF                  NUMBER OF               AGGREGATE           PERCENT OF
MAXIMUM MORTGAGE RATES         MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
---------------------------------------------------------------------------------------
  12.001  -  13.000                     1                 $59,536.75              0.09%
---------------------------------------------------------------------------------------
  13.001  -  14.000                     6               1,112,385.40              1.70
---------------------------------------------------------------------------------------
  14.001  -  15.000                    44               7,329,341.95             11.21
---------------------------------------------------------------------------------------
  15.001  -  16.000                   111              12,954,895.58             19.82
---------------------------------------------------------------------------------------
  16.001  -  17.000                   212              21,437,716.90             32.80
---------------------------------------------------------------------------------------
  17.001  -  18.000                   132              11,689,804.39             17.89
---------------------------------------------------------------------------------------
  18.001  -  19.000                   102               6,830,382.40             10.45
---------------------------------------------------------------------------------------
  19.001  -  20.000                    52               2,805,594.51              4.29
---------------------------------------------------------------------------------------
  20.001  -  21.000                    23                 997,425.94              1.53
---------------------------------------------------------------------------------------
  21.001  -  22.000                     5                 142,831.06              0.22
---------------------------------------------------------------------------------------
                                      688             $65,359,914.88            100.00%
                                -------------------------------------------------------


                               [BEAR STEARNS LOGO]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                       BSABS HOME EQUITY LOAN TRUST 2000-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


ADJUSTABLE-RATE LOAN GROUP - NEXT ADJUSTMENT DATE

                                 NUMBER OF               AGGREGATE           PERCENT OF
 NEXT ADJUSTMENT DATE          MORTGAGE LOANS        PRINCIPAL BALANCE       LOAN GROUP
---------------------------------------------------------------------------------------
January 2000                            1                 $12,944.70              0.02%
---------------------------------------------------------------------------------------
February 2000                          20               1,451,675.01              2.22
---------------------------------------------------------------------------------------
March 2000                             16               1,325,067.93              2.03
---------------------------------------------------------------------------------------
April 2000                             20               1,449,250.96              2.22
---------------------------------------------------------------------------------------
May 2000                               32               2,308,353.75              3.53
---------------------------------------------------------------------------------------
June 2000                              63               4,284,402.96              6.56
---------------------------------------------------------------------------------------
July 2000                              93               7,587,203.60             11.61
---------------------------------------------------------------------------------------
August 2000                            51               3,862,616.01              5.91
---------------------------------------------------------------------------------------
September 2000                         32               3,225,744.48              4.94
---------------------------------------------------------------------------------------
October 2000                           15               1,803,688.88              2.76
---------------------------------------------------------------------------------------
November 2000                          26               2,638,504.27              4.04
---------------------------------------------------------------------------------------
December 2000                          19               2,879,281.76              4.41
---------------------------------------------------------------------------------------
January 2001                           15               1,394,449.29              2.13
---------------------------------------------------------------------------------------
February 2001                          15               1,680,896.58              2.57
---------------------------------------------------------------------------------------
March 2001                             17               2,527,014.05              3.87
---------------------------------------------------------------------------------------
April 2001                             15               1,600,695.14              2.45
---------------------------------------------------------------------------------------
May 2001                               18               2,017,737.52              3.09
---------------------------------------------------------------------------------------
June 2001                              22               2,920,305.36              4.47
---------------------------------------------------------------------------------------
July 2001                              44               4,948,723.62              7.57
---------------------------------------------------------------------------------------
August 2001                            51               5,235,211.53              8.01
---------------------------------------------------------------------------------------
September 2001                         56               5,027,298.52              7.69
---------------------------------------------------------------------------------------
October 2001                           12               1,028,114.24              1.57
---------------------------------------------------------------------------------------
November 2001                           8               1,124,358.19              1.72
---------------------------------------------------------------------------------------
January 2002                            2                 261,889.92              0.40
---------------------------------------------------------------------------------------
February 2002                           5                 614,278.87              0.94
---------------------------------------------------------------------------------------
March 2002                              2                 167,688.10              0.26
---------------------------------------------------------------------------------------
April 2002                              2                 137,768.66              0.21
---------------------------------------------------------------------------------------
May 2002                                1                 140,312.66              0.21
---------------------------------------------------------------------------------------
June 2002                               4                 267,874.79              0.41
---------------------------------------------------------------------------------------
July 2002                               4                 768,833.10              1.18
---------------------------------------------------------------------------------------
August 2002                             3                 262,801.95              0.40
---------------------------------------------------------------------------------------
September 2002                          2                 125,745.32              0.19
---------------------------------------------------------------------------------------
October 2002                            1                 118,813.73              0.18
---------------------------------------------------------------------------------------
June 2003                               1                 160,369.43              0.25
---------------------------------------------------------------------------------------
                                      688             $65,359,914.88            100.00%
                                -------------------------------------------------------


                               [BEAR STEARNS LOGO]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.